UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) November 22, 2005

WORLDGATE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25755	23-2866697
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Tremont Avenue

Trevose, Pennsylvania  19053

(Address of Principal Executive Offices)     (Zip Code)

(215) 354-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 29, 2005, WorldGate Communications, Inc. reported its revenue for, and cash and cash equivalents as of, the quarter ended September 30, 2005. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s related press release dated November 29, 2005.

The information in this report is being furnished, not filed. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference, or otherwise subject to any of the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company has received a notice, dated November 22, 2005, from the staff of the NASDAQ Stock Market indicating that the Company is subject to potential delisting from the NASDAQ National Market for failure to comply with NASDAQ’s requirement to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 on or before the date required by the Securities and Exchange Commission, as required under Marketplace Rule 4310(c)(14).

NASDAQ stated in the notice that, unless the Company requests a hearing on NASDAQ’s delisting notice by November 29, 2005, the Company’s securities will be delisted from the NASDAQ National Market at the opening of business on December 1, 2005.  The Company has already requested this hearing and pending the results of such hearing, the Company’s securities will remain listed on The NASDAQ Stock Market.  As a result of the Company’s filing delinquency, an “E” was appended to the end of the trading symbol for the Company’s common stock, “WGAT,” as of November 25, 2005.

The Company previously provided notice on a Form 12b-25 filed with the Commission on November 14, 2005 that it would not be able to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 within the prescribed time period due to the amendment and restatement of its financial statements to correctly account for warrants and additional investment rights issued in private placements of the Company’s common stock during the fourth quarter of 2003 and the first and fourth quarters of 2004.  These amendments and restatements impact the Company’s financial statements for the years ended December 31, 2003 and 2004 as included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004, filed with the Commission on August 30, 2005, and the interim financial statements for the periods ended March 31, 2004 through June 30, 2005 included in the Company’s Quarterly Reports on Form 10-Q for the periods then ended.  As previously announced, the financial statements included within these reports will be impacted by decreasing the accumulated deficit and correspondingly decreasing the paid in capital while total stockholders’ equity remains unchanged. There is no cash impact associated with these amendments and restatements and the most significant effect is to reduce the Company’s previously reported loss.

The Company has been working to finalize the amended and restated filings.  The amendment and restatement process has led to additional delays in filing the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Press Release issued by WorldGate Communications, Inc. on November 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Date:	November 29, 2005	/s/ Randall J. Gort
Randall J. Gort
Secretary